Consent of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

The Target Portfolio Trust:

We consent to the use of our report dated September 16, 2016, with respect to the statement of assets and liabilities of Prudential Corporate Bond Fund (formerly known as Target Mortgage Backed-Securities Portfolio), a series of the Target Portfolio Trust, including the portfolio of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the two-year period then ended, for the nine-month period ended July 31, 2014 and for each of the years in the three-year period ended October 31, 2013, incorporated by reference herein and to the references to our firm under the headings “Financial Highlights” in the prospectus and “Other Service Providers – Independent Registered Public Accounting Firm” and “Financial Statements” in the statement of additional information.

New York, New York

September 27, 2016

Consent of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

The Target Portfolio Trust:

We consent to the use of our report dated September 16, 2016, with respect to the statement of assets and liabilities of Prudential Core Bond Fund (formerly known as Target Intermediate-Term Bond Portfolio), a series of the Target Portfolio Trust, including the portfolio of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the two-year period then ended, for the nine-month period ended July 31, 2014 and for each of the years in the three-year period ended October 31, 2013, incorporated by reference herein and to the references to our firm under the headings “Financial Highlights” in the prospectus and “Other Service Providers – Independent Registered Public Accounting Firm” and “Financial Statements” in the statement of additional information.

New York, New York

September 27, 2016

Consent of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

The Target Portfolio Trust:

We consent to the use of our report dated September 16, 2016, with respect to the statement of assets and liabilities of Prudential QMA Small Cap Value Fund (formerly known as Prudential Small Cap Value Fund), a series of the Target Portfolio Trust, including the portfolio of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the two-year period then ended, for the nine-month period ended July 31, 2014 and for each of the years in the three-year period ended October 31, 2013, incorporated by reference herein and to the references to our firm under the headings “Financial Highlights” in the prospectus and “Other Service Providers – Independent Registered Public Accounting Firm” and “Financial Statements” in the statement of additional information.

New York, New York

September 27, 2016

Consent of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

The Target Portfolio Trust:

We consent to the use of our report dated September 16, 2016, with respect to the statement of assets and liabilities of Target International Equity Portfolio, a series of the Target Portfolio Trust, including the portfolio of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the two-year period then ended, for the nine-month period ended July 31, 2014 and for each of the years in the three-year period ended October 31, 2013, incorporated by reference herein and to the references to our firm under the headings “Financial Highlights” in the prospectus and “Other Service Providers – Independent Registered Public Accounting Firm” and “Financial Statements” in the statement of additional information.

New York, New York

September 27, 2016